Exhibit 99.1

Deckers Outdoor Corporation Announces Annual Stockholder Meeting Highlights and Stock Repurchase Program

GOLETA, Calif.--(BUSINESS WIRE)--June 8, 2009--Deckers Outdoor Corporation (NASDAQ: DECK) today reported the results of its May 28, 2009 annual stockholder meeting. At the meeting, the Company’s stockholders re-elected the eight directors nominated and named in the Company’s proxy statement for the 2009 Annual Meeting of Stockholders, all of whom were then serving as directors of the Company. The stockholders also ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2009. In addition, the stockholders approved a proposal to amend the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company to 50 million from 20 million shares.

The Company also announced the Board’s approval to repurchase up to $50 million of the Company’s common stock in the open market or in privately negotiated transactions, in compliance with the Securities and Exchange Commission Rule 10b-18 from time to time, subject to market conditions, applicable legal requirements and other factors. The program does not obligate the Company to acquire any particular amount of common stock and the program may be suspended at any time at the Company’s discretion. The purchases will be funded from available working capital. As of March 31, 2009, the Company had over $230 million of cash, cash equivalents, and marketable securities.

Deckers Outdoor Corporation strives to be a premier lifestyle marketer that builds niche brands into global market leaders by designing and marketing innovative, functional and fashion-oriented footwear developed for both high performance outdoor activities and everyday casual lifestyle use. UGG® Australia, Teva®, Simple® Shoes, TSUBO®, Ahnu® and Deckers® Brand are registered trademarks of Deckers Outdoor Corporation.

This news release contains statements regarding our expectations, beliefs and views about our future financial performance which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," or future or conditional verbs such as "will," "would," "should," "could," or "may" or by the fact that such statements relate to future, and not just historical, events or circumstances, including statements related to anticipated revenues, expenses, earnings, operating cash flows, the outlook for the Company's markets and the demand for its products. The forward-looking statements in this news release regarding our future financial performance are based on currently available information as of the date of this release, and because our business is subject to a number of risks and uncertainties, some of which may be beyond our control, actual operating results in the future may differ materially from the future financial performance expected at the current time. Those risks and uncertainties include, among others: the continued decline of the global economy, our ability to anticipate fashion trends, consumer demand or inventory needs; whether the UGG brand will continue to grow at the same rate it has experienced in the recent past; impairment charges related to our brand’s intangible assets if our product sales or operating performance decline to a point that the fair value of our brands’ intangible assets do not exceed their carrying values; shortages or price fluctuations of raw materials that could interrupt product manufacturing and increase product costs; increased costs of manufacturing in China and actions by the Chinese government; currency fluctuations; our ability to implement our growth strategy; the success of our customers, their ability to perform in an adverse economic environment and the risk of losing one or more of our key customers; our ability to develop and protect our brands and intellectual property; the risk that counterfeiting can harm our sales or our brand image; our dependence on independent manufacturers to supply our products; the risk that retailers could postpone or cancel existing orders; unpredictable events and circumstances and currency risks related to our international operations; a downturn in key market economies; volatile credit markets; liquidity and market risks for our cash equivalents and short-term investments; the risk of losing key personnel; a delay or interruption in the delivery of merchandise to our customers, and the sensitivity of our sales to seasonal and weather conditions. Certain of these risks and uncertainties, as well as others, are more fully described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which we filed with the Securities and Exchange Commission on March 2, 2009. Readers are cautioned not to place undue reliance on forward-looking statements contained in this news release, which speak only as of the date of this release. The Company undertakes no obligation to publicly release or update the results of any revisions to forward-looking statements, which may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The risks and uncertainties highlighted herein should not be assumed to be the only items that could affect the future performance or valuation of the Company.

CONTACT:
Deckers Outdoor Corporation
Zohar Ziv, 805-967-7611
Chief Operating Officer
or
Investor Relations:
ICR, Inc.
Chad Jacobs/Brendon Frey
203-682-8200